This is filed pursuant to Rule 497(e).
     File Nos.: 033-18647 and 811-5398

May 2, 2000

ELECTRONIC SUBMISSION - VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  Alliance Variable Products Series Fund, Inc. ("AVP")
          (File Nos. 33-18647 and 811-5398);


Ladies and Gentlemen:

     Transmitted herewith for filing on behalf of AVP pursuant to Rule 497 promulgated under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, is a supplement to AVP's Prospectus and the Statement of Additional Information dated May 1, 2000.

     Please direct any questions you may have with respect to the enclosed materials to me at the number indicated above or, in my absence, to Brian D. McCabe (ext. 7801) of this office.

                                                 Sincerely,

                                                 JOHN B. MCGINTY, JR.

                                                 John B. McGinty, Jr.

JBM/jbm
cc:  J.B. Kittredge, Esq.
     Andrew L. Gangolf, Esq.



                 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                       Supplement to the Prospectus and
                     Statement of Additional Information
                              dated May 1, 2000*


     On May 1, 2000, AIG Life Insurance Company ("AIG"), its Variable Account I, American International Life Assurance Company of New York ("American"), its Variable Account A, ReliaStar Life Insurance Company of New York ("ReliaStar"), its Separate Accounts P and Q (together with the AIG's Variable Account I and American's Variable Account A, the "Separate Accounts") and Alliance Variable Products Series Fund, Inc. ("AVP") filed an application with the SEC requesting approval (1) to substitute (the "C&G Substitution") shares of AVP's Total Return Portfolio for shares of AVP's Conservative Investors Portfolio and Growth Investors Portfolio held by Divisions of the Separate Accounts, and (2) to substitute (together with the C&G Substitution, the "Substitutions") shares of AVP's Money Market Portfolio and shares of the Oppenheimer Money Fund/VA for shares of AVP's Short-Term Multi-Market Portfolio held by Divisions of the Separate Accounts.

     The Substitutions are intended to create economies of scale and to reduce operating expenses borne indirectly by owners (the "Contractowners") of variable life insurance contracts in connection with one or more of the Separate Accounts.

     The Substitutions will have no effect on the total value of the units that you hold in one or more Separate Accounts. Rights to transfer to other portfolios of AVP will not be affected by the Substitutions. These transfers may be made at any time without tax liability and, until approximately 60 days after the SEC has issued an order approving the Substitutions, without any charge. In addition, the Substitutions will not alter the insurance benefits to Contractowners or the contractual obligations of AIG, American or ReliaStar, as the case may be.

     After receiving an order from the SEC approving the Substitutions, and subject to any required insurance department approvals, AIG, American, ReliaStar, AVP, and the Separate Accounts propose to consummate the Substitutions by July 1, 2000, or as soon thereafter as practicable. AIG, American, ReliaStar and Alliance Capital Management L.P., AVP's investment adviser, will bear the expenses attributable to the Substitutions.

* This Supplement is also intended to revise certain information contained in the variable life insurance and variable annuity prospectuses that are attached to the prospectus for Alliance Variable Products Series Fund, Inc.